Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of earliest event reported: May 10, 2004

Hartman Commercial Properties REIT

(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-50256 (Commission File Number)	76-0594970 (I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices, Including Zip Code)

(713) 467-2222
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 PRESS RELEASE DATED MAY 10, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1 News Release, dated May 10, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 10, 2004, the Company issued a news release providing the final results for its financial performance for the quarter ended March 31, 2004. A copy of this news release is attached as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hartman Commercial Properties REIT
	By:	/s/ Robert W. Engel
		Name:	Robert W. Engel
Dated: May 11, 2004		Title:	Chief Financial Officer